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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 16, 2002

                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)


              California                    333-71022            33-0526079
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   (State or Other Jurisdiction of       (Commission File     (I.R.S. Employer
            Incorporation)                    Number)        Identification No.)


   American Honda Receivables Corp.
        700 Van Ness Avenue
        Torrance, California                                       90501
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   (Address of Principal Executive                               (Zip Code)
               Offices)

      Registrant's telephone number, including area code  (310) 781-4100
                                                         -----------------------

                                    No Change
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          (Former name or former address, if changed since last report)



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         Item 5.     Other Events

                  In connection with the offering of Honda Auto Receivables 2002-3 Owner Trust, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1 - Related Computational Materials (as defined in
                  Item 5 above).







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                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    American Honda Receivables Corp.

                                    Registrant

                                    By:    /s/ Y. Kohama
                                        -----------------------------------
                                        Name:    Y. Kohama
                                        Title:   President

Dated:  July 15, 2002







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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Related Computational Materials (as defined in Item 5 above).